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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 26, 1998
                      -----------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                                 INCONTROL, INC.
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                    (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      0-24540                 91-150619
----------------------------  --------------------------- ----------------------
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
     of Incorporation)                                      Identification No.)


              6675 - 185TH AVENUE, N.E., REDMOND, WASHINGTON 98052
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          (Address of principal executive offices, including Zip Code)

                                 (206) 861-9800
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

        On June 26, 1998, InControl, Inc. (the "Company") issued a press release announcing that the Company will not exercise its rights under a commitment obtained from an investor to purchase $7.5 million of convertible preferred stock on terms substantially equivalent to the convertible preferred stock issued by the Company in April 1998. The Company's Board of Directors believes that additional offerings similar to April's offering of $7.5 million of Series B Convertible Preferred Stock would not be in the Company's best interest. Accordingly, the Company does not intend to enter into any such transactions in the future. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

              99.1   Press Release issued by InControl, Inc. on June 26, 1998.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INCONTROL, INC.



Dated:  June 29, 1998                        By   /s/ PHILIP A. OKESON
                                                  ------------------------------
                                                      Philip A. Okeson
                                                      Treasurer and Secretary





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                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

       99.1          Press Release issued by InControl, Inc. on June 26, 1998.